SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 31, 2005

                           PROVIDENT NEW YORK BANCORP
               (Exact Name of Registrant as Specified in Charter)

         Delaware                       0-25233             80-0091851
  ---------------------------     --------------------    ---------------
(State or Other Jurisdiction)     (Commission File No.)   (I.R.S. Employer
      of Incorporation)                                   Identification No.)


400 Rella Boulevard, Montebello, New York                    10901
-----------------------------------------                    -----
(Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code:  (845) 369-8040
                                                     --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement.

     On March 16, 2005, Provident New York Bancorp, formerly Provident Bancorp, Inc., (the "Registrant") filed a Current Report on Form 8-K disclosing the grant of shares of restricted stock and stock options pursuant to the Registrant's 2004 Stock Incentive Plan. The form of award documents are included as Exhibits
10.1 and 10.2 to this report.


Item 9.01.        Financial Statements and Exhibits.

        (a) Not Applicable.

        (b) Not Applicable.

        (c) Exhibits.

            10.1 Form of Provident Bancorp, Inc. 2004 Stock Incentive Plan Stock Option Agreement

            10.2 Form of Provident Bancorp, Inc. 2004 Stock Incentive Plan Stock Restricted Stock Award Notice

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   PROVIDENT NEW YORK BANCORP



DATE: September 6, 2005            By:     /s/ Paul A. Maisch
                                           ---------------------------------
                                           Paul A. Maisch
                                           Senior Vice President and Chief
                                           Financial Officer